SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Commission File Number 000-30779


                                   May 7, 2002
                           Earliest Date of the Report


                        Shimoda Resources Holdings, Inc.
             (Exact name of registrant as specified by its charter)



         Nevada                                                  75-2843787
(State of incorporation)                                   (IRS Employer Number)


                   15 River Road, Suite 230, Wilton, CT 06897
                    (Address of principal executive offices)


                  Registrant's Telephone Number: (203) 563-9430

Item 2. Acquisition or Disposition of Assets.

On April 13, 2002, the Registrant acquired 201,650 shares of European Nickel plc ("EN"), representing 5 percent of EN, and all joint venture rights, in exchange for 250,000 shares of Registrant's Common Stock valued at $2,500,000. The Registrant has also formalized certain managerial roles with respect to the management of EN. EN is a mining company headquartered in the United Kingdom with mines in Albania and Turkey. EN is a development stage company and had no revenues for the year ended June 30, 2001 and a loss of $860,297.

In addition, on April 13, 2002, the Registrant acquired 450,000 shares and 450,000 warrants of Gulf International Minerals, Inc. ("GIM"), representing 1 percent of GIM, in exchange for 11,000 shares of Registrant's Common Stock valued at $110,000. The Registrant has also formalized certain managerial roles with respect to the management of GIM. GIM is a mining company headquartered in Vancouver, Canada with mines in Canada and Tajikistan. GIM is a development stage company and had no revenues for the year ended December 31, 2001.


Item 5. Other Events.

On April 19, 2002, in accordance with a Regulation S offering, the Registrant sold 111,111 shares of its Common Stock, at $9.00 per share, for an aggregate of $1,000,000. The purchaser is a not a resident of the United States and the offer was made outside of the United States. The Registrant is using most of the proceeds from this offering to pay for its shareholdings in both European Nickel plc and Gulf International Minerals, Ltd.


Item 7. Financial Statements and Exhibits.

     (c)  Exhibits


                   Item                                 Name
          --------------------------          --------------------------

                   None



--------------------------------------------------------------------------------

This  Form 8-K  contains  certain  forward-looking  statements  and  information relating to the Company that is based on the beliefs of the Company or management as well as assumptions made by and information currently available to the Company or management. When used in this document, the words "anticipate", "believe", "estimate", "expect" and "intend" and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 7, 2002

 /s/  David Mapley
--------------------------------
David Mapley, President
Shimoda Resources Holdings, Inc.